Income Taxes	9 Months Ended
Sep. 30, 2025
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
The Company is a Bermuda exempted company. Bermuda enacted a corporate income tax which became effective January 1, 2025. The Company and its subsidiaries are currently not within the scope of the Bermuda Corporate Income Tax Act and will not be subject to income tax in Bermuda. However, the Company's subsidiaries are subject to taxation in certain foreign jurisdictions, including the US, in which such subsidiaries conduct business.

The following table summarizes the Company's effective tax rate:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Effective income tax rate	10.5%	9.3%	9.6%	10.5%
The Company has computed the provision for income taxes based on the estimated annual effective tax rate and the application of discrete items, if any, in the applicable period. The increase in the effective tax rate for the three months ended September 30, 2025, compared to the same period in 2024 was primarily due to an increase in pre-tax income in higher rate tax jurisdictions. The decrease in effective tax rate for the nine months ended September 30, 2025, compared to the same period in 2024 was primarily due to nondeductible transaction costs incurred in connection with the Merger and the up-front loss on a finance lease transaction recorded in a lower rate tax jurisdiction during 2024, which resulted in increased earnings in a higher tax rate jurisdiction.